Exhibit 99.1

Sandler O’Neill + Partners, L.P. 2019 DC Field Trip September 11,2019

Important Statements Safe Harbor Regarding Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Shore Bancshares, Inc. (the “Company”). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the forward-looking statements, including, without limitation, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; fluctuations in interest rates and in real estate values; monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives affecting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company’s ability to access cost-effective funding; the timely development of and acceptance of the Bank’s new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; expected cost savings, synergies and other benefits from the Company’s merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company’s market areas; legislative or regulatory changes that adversely affect the Company’s business; results of examinations of the Company and its subsidiaries by their regulators, including the possibility that such regulators may, among other things, take regulatory enforcement action or require the Company’s bank subsidiary to increase their reserves for loan losses or to write-down assets; the impact of technological changes; and the Company’s success at managing the risks involved in the foregoing. Any forward-looking statements are based upon management’s beliefs and assumptions at the time they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements. 2

Name Title/Function Entity Years in Banking Years with Company L. Lloyd “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 25 13 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 41 8 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 38 21 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 31 13 Michael T. Cavey EVP and Chief Lending Officer Bank 34 5 W. David Morse EVP and Legal Counsel SHBI, Bank Bank 28 32 28 3 Jennifer Joseph EVP and Chief Retail Banking Officer 229 91 SHBI: Shore Bancshares, Inc. Bank: Shore United Bank * Reference Page 24 Biographies Management Team 3

Financial Summary As of June 30, 2019 Total Assets: $ 1.489 billion Gross Loans: $ 1.240 billion Total Deposits: $ 1.249 billion Total Shareholder’s Equity: $ 191.3 million Tangible Common Equity: $ 171.2 million Tangible Book value per Share: $ 13.40 Branches: Holding Company 1 Depository and Wealth Management 22 Loan Production Office 2 Shares Outstanding (June 30, 2019) 12,779,072 Closing Stock Price (June 30, 2019) $ 16.34 Market capitalization (June 30, 2019) $ 208.8 million Price/Tangible Book value per Share: 1.22 Headquarters: Easton, Maryland 4

Strategic Direction ⚫ Market Expansion ▪ LPO’s and Strategic Branching ▪ Acquire Banks Contiguous to our Existing Markets ▪ Leverage Back Office Capability ▪ Additions to Staff Were Primarily Production ● Striving to be the Bank and Employer of Choice on the Delmarva ▪ Dominant Independent Locally Headquartered Company in our Footprint ⚫ Marketing Strategy ▪ Drive Profitability ▪ Emphasis on Core Deposits & Cost of Funds ▪ Capitalize on New Market Opportunities ▪ Increase Referrals ▪ Diversify Loan Portfolio ▪ Diversify Revenue – Banking, Service Charges, Wealth Management ▪ Grow Assets under Management 5

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Selected SHBI Market Highlights ▪ Median Household income for entire franchise is $85,459 in MD, $66,479 in DE, $73,579 in VA, vs. $63,174 for the US. ▪ Projected HH income change (2019-2024) is 9.01% for MD, and 5.61% for DE, and 7.93% for VA ▪ Projected 5-year population growth rate (2019-2024) in overall market = 5.63% for MD, 8.64% for DE, and 6.91% for VA ▪ SHBI deposit market rank/share by county (2018): Delaware Rank Share #Branches Kent #6 4.89% 4 Virginia Accomack #5 0.59% 1 7

Deposit Market Share: SHBI Market Market Rank Ticker Company Name City (HQ) HQ State Branches 2018 Total Deposits 2018 ($000) ’18 Market Share(%) 1 BAC Bank of America Corp. Charlotte NC 41 6,280,377 19.46 2 MTB M&T Bank Corp. Buffalo NY 54 5,058,554 15.68 3 PNC PNC Financial Services Group Inc. Pittsburgh PA 58 3,825,165 11.85 4 BBT BB&T Corp. Winston-Salem NC 51 3,599,255 11.15 5 WFC Wells Fargo & Co. San Francisco CA 25 2,872,780 8.90 6 SHBI Shore Bancshares Inc. Easton MD 21 1,177,470 3.65 7 HBMD Howard Bancorp Inc. Baltimore MD 9 1,114,064 3.45 8 FNB FNB Corp. Pittsburgh PA 13 870,144 2.70 9 FULT Fulton Financial Corp. Lancaster PA 10 807,618 2.50 10 --- Rosedale Federal Savings & Loan Association Baltimore MD 7 589,498 1.83 11 --- Capital Funding Bancorp Inc. Baltimore MD 1 582,524 1.81 12 COF Capital One Financial McLean VA 5 572,881 1.78 13 SASR Sandy Spring Bancorp Inc. Olney MD 3 422,318 1.31 14 WesBanco. Inc Wheeling WV 7 415,794 1.29 15 --- Queenstown Bank Queenstown MD 8 412,339 1.28 16 PSB Holding Corp. Preston MD 8 352,027 1.09 17 WSFS WSFS Financial Corp. Wilmington DE 7 334,414 1.04 18 DLMV Delmarva Bancshares Inc. Cambridge MD 6 288,063 0.89 19 Orrstown Financial Services Inc. Shippensburg PA 4 281,395 0.87 20 Revere Bank Rockville MD 2 267,220 0.83 Other Market Participants (26) 56 2,144,240 6.64 Total 396 32,268,140 100.00 NOTE: SHBI Market defined as Maryland Counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard; Kent County, Delaware; and Accomack County, VA. SOURCE: SNL Analysis YE2018 8

Competitors’ Branch Proximity Report Within 1 Mile Within 5 Miles Competing Branches Deposits in Competing Branches Competing Branches Deposits in Competing Branches Shore Bancshares, Inc. 21 1,177,470 Money Centers/Regionals 34 2,596,035 153 32,315,125 Community Banks 23 994,442 47 2,421,220 Credit Unions/Other 11 119,538 29 5,377,109 TOTALS 68 3,710,015 229 40,113,454 Deposits as of 6/30/18. SOURCE : SNL. 9

Loan Portfolio Commercial Real Estate Concentration as of 6/30/19: -Non-Owner Occupied Commercial Real Estate – 299.9% of total risk based capital -Construction – 84.2% of total risk based capital -Hotel – 58.4% -Retail – 54.5% Coverage Ratio of 120 – 140%. (Dollar Value in Thousands) As of June 30, 2019 Loan Type Balance % of Total Construction - 1-4 family residential - Other $ 134,145 14,544 119,601 10.8% Residential Real Estate - Secured by 1-4 family-revolving - Secured by 1-4 family-closed end - Secured by multifamily residential $ 430,020 52,723 345,598 31,699 34.7% Commercial Real Estate - Secured by farmland - Secured by owner-occupied - Secured by hotel - Secured by non-owner retail - Secured by other $ 559,568 37,944 210,659 93,088 86,909 130,968 45.1% Commercial - Loans to finance agriculture production - Commercial and industrial loans $ 108,615 889 107,726 8.8% Consumer - Auto - Other $ 7,947 989 6,958 0.6% Total $ 1,240,295 100.0% Commercial 8.8% Consumer 0.6% Construction 10.8% Residential Real Estate 34.7% Commercial Real Estate 45.1% 10

Credit Quality Statistics 6/30/2019 6/30/2018 6/30/2017 NON-PERFORMING ASSETS Nonaccrual Loans $ 14,592 $ 6,757 $7,157 90+ or More Days Past Due 439 - 314 Other Real Estate Owned 524 1,569 2,302 Total Non-Performing Assets 15,555 8,326 9,773 Performing TDRs 7,768 9,620 12,124 Total NPAs + TDRs $23,323 $17,946 $21,897 NPAs / Assets (%) 1.04 0.57 0.72 NPAs + TDRS / Assets (%) 1.56 1.24 1.61 RESERVES Loan Loss Reserve $10,305 $ 10,121 $ 9,132 Reserves / Gross Loans (%) 0.83 0.87 0.88 Reserves / NPLs (%) 70.62 149.79 127.60 Reserves / NPLs+TDRs (%) 44.18 56.40 41.70 NET CHARGE-OFFS Net Charge-Offs $ 313 $ 84 $ 769 11

Credit Trends: NPAs & TDRs 6/30/2019 6/30/2018 6/30/2017 Construction $ 1,494 $ 3,968 $ 7,037 Residential Real Estate 6,913 5,693 6,646 Commercial Real Estate 14,072 6,383 5,567 Commercial 320 333 345 Consumer 0 0 0 Total $ 22,799 $ 16,377 $ 19,595 OREO 524 1,569 2,302 Total NPAs & TDRs $ 23,323 $ 17,946 $ 21,897 12

Securities Portfolio (Dollars in thousands) Amortized Cost G Gross Unrealized Gains/(Losses) E Estimated Fair Value Available-for-sale securities: June 30, 2019 U.S. Government Agencies $ 34,125 $ (106) $ 34,019 Mortgage-backed 111,520 (129) 111,391 Total $ 145,645 $ (235) $ 145,410 Held-to-maturity securities: June 30, 2019 U.S Government Agencies $ 1,504 10 $ 1,514 States and Political Subdivisions 1,401 5 1,406 Financial Institutions Subordinated Debt 3,000 (33) 2,967 Total $ 5,905 $ (18) $ 5,887 Equity Securities 1,297 28 1,325 Total Securities $ 152,847 $ 152,622 Average Yield 2.22% Average Duration 2.9 years 13

Attractive Deposit Base (Dollar Value in Thousands) June 30, 2019 Deposit Type Balance % of Total Average Rate Noninterest Bearing Demand $ 346,916 27.8% 0.00% Interest Bearing Demand 232,123 18.6 0.63 Money Market & Savings 382,439 30.6 0.84 CDs $100,000 or more 117,855 9.4 1.40 Other Time 149,669 12.0 1.16 Brokered Deposits 19,998 1.6 2.44 Total Deposits $1,249,000 100.0% Total Cost of Interest Bearing Deposits 0.94% Total Cost of Deposits (Including Non-interest bearing deposits) 0.67% Total Cost of Funds (Including Borrowings) 0.74% Noninterest Bearing Demand 27.8% Interest Bearing Demand 18.6% Money Market & Savings 30.6% CDs $100k or more 9.4% Brokered 1.6% Other Time 12.0% Deposit Type 14

Income Statement from Continuing Operations (Quarterly) (Dollars in thousands, except per share amounts) 2Q19 1Q19 4Q18 3Q18 2Q18 Interest income 14,749 14,660 14,894 14,236 $13,674 Interest expense 2,456 2,266 2,168 1,289 1,041 Net interest income 12,293 12,394 12,726 12,947 12,633 Provision for credit losses 200 100 460 307 418 Noninterest income 2,609 2,188 2,112 2,465 2,296 Noninterest expense 8,985 9,343 9,216 9,310 8,853 Income (loss) before income taxes 5,717 5,139 5,162 5,795 5,658 Net (loss) income $ 4,228 $ 3,828 $ 3,853 $ 4,256 $ 4,192 Net Interest Margin 3.54 3.61 3.58 3.76 3.79 EPS diluted $ 0.33 $ 0.30 $ 0.30 $ 0.33 $ 0.33 15

Sale of Avon Dixon 16 $(000) 12/31/2018 Net Proceeds from Sale of Avon Dixon $ 25,159 Less: Net Assets Sold 12,423 Income Tax Expense 4,124 Net Gain After Tax Expense from Sale 8,299 Net Income from Core Operations 16,698 Total Net Income $ 24,997 Earnings Per Share from Sale of Avon Dixon $ 0.65 Earnings Per Share from Core Operations 1.31 Total Earnings Per Share $ 1.96

Key Ratios As of June 30, 2019 YTD 6/30/19 12/31/18 12/31/17 Return on Average Assets 1.11% 1.04% 0.87% Return on Average Equity 8.69 8.83 7.05 Net Interest Margin 3.57 3.58 3.76 Non-interest Income/Operating Revenue (NII) 19.43 16.60 38.99 Non-interest Income/Average Assets(1) 0.66 0.63 1.38 Non-interest Expense/Average Assets(1) 2.52 2.56 3.20(4) Efficiency Ratio (Non-GAAP) (2) 60.93 60.18 58.91(4) Nonperforming Assets/Assets (Excluding TDRs) (3) 1.04 1.21 0.53 Nonperforming Assets/Assets (Including TDRs) (3) 1.56 1.80 1.49 Tangible Common Equity/Tangible Assets 11.66 11.13 9.65 Return on Tangible Common Equity 10.02 11.34 8.36 (1) Non-interest income and expense are annualized for comparative purposes. (2) Noninterest expense (excluding amortization of intangible assets) as a percentage of fully taxable net interest income and noninterest income. (3) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restructurings and net other real estate and other assets owned (4) Less acquisition costs of NW 17

Capital Ratios (Bank Only) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 6/30/2019 YE 2018 YE 2017 10.29% 9.79% 9.44% 12.11% 11.84% 11.45% 12.98% 12.73% 12.36% 12.11% 11.84% 11.45% Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Common Equity Tier 1 18

Institutional Ownership as of 6/30/19 Major Holders % of Ownership Wellington Management Company 7.00% Blackrock Inc. 5.61% Vanguard Group Inc. 5.21% Fourthstone LLC 5.00% FJ Capital Management LLC 4.44% Banc Funds Company LLC 4.32% Manulife Asset Management 3.97% Dimensional Fund Advisors LP 3.95% Renaissance Technologies, LLC 3.26% EJF Capital 2.24% 19

Compelling Investment Considerations • Excellent Cost of Funds • Strategic plan positioned for organic growth and acquisitions • Focused on creating sustainable competitive advantages • Strengthened noninterest revenue sources • Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline 20

SHBI – LTM Price Change (%) 21

Peer Group Definition Publicly traded banking companies in MD, DC, VA, DE with total assets between $1B - $5B. 22

Peer Group Company State Total Assets ($000) ROAA LTM (%) Total Equity/ Total Assets (%) Tangible Equity/ Tangible Assets (%) Net Interest Margin (%) Noninterest Inc/ Operating Rev (%) Efficiency Ratio LTM (%) NPAs/ Assets (%) ROAE (%) 2019Q2 2019Q2 2019Q2 2019Q2 2019Q2 2019Q2 2019Q2 2019Q2 2019Q2 AmeriServ Financial Inc. PA 1,190,583 0.68 8.52 7.60 3.30 28.84 82.41 0.14 8.12 Capital Bancorp Inc. MD 1,234,157 1.27 9.98 9.98 5.57 22.61 73.09 0.60 12.59 Codorus Valley Bancorp Inc. PA 1,842,355 1.02 10.18 10.05 3.76 17.28 63.86 1.59 10.28 Community Finl Corp. MD 1,756,448 0.91 9.32 8.63 3.33 7.70 58.18 1.47 9.77 First United Corp. MD 1,405,629 0.79 8.97 8.26 3.69 25.06 69.58 1.60 9.15 Howard Bancorp Inc. MD 2,295,634 0.48 13.22 10.26 3.70 20.72 62.29 1.05 3.52 Old Line Bancshares Inc. MD 3,075,613 1.20 12.66 9.46 3.62 9.86 50.75 0.27 9.44 Orrstown Financial Services PA 2,399,508 0.56 9.16 8.10 3.43 25.73 71.49 0.26 6.32 Premier Financial Bancorp Inc. WV 1,704,131 1.38 13.63 10.89 4.13 12.68 55.25 2.19 10.80 Revere Bank MD 2,626,721 1.22 10.90 9.87 3.71 2.63 49.76 0.18 11.54 Southern Natl Bancorp of VA VA 2,724,303 1.17 13.32 9.68 3.52 11.03 52.37 0.28 9.15 Average 1,889,623 1.01 10.70 9.58 3.76 14.86 61.95 0.80 9.53 Shore Bancshares Inc. MD 1,488,562 1.68 12.85 11.66 3.64 15.62 59.03 1.54 13.67 Fiscal Period Ended 6/30/19 Reference SNL Bank Performance Report 23

SHBI Management Team Talent, depth, unique skills • Lloyd L. “Scott” Beatty, Jr., 66, CPA, President & CEO of SHBI since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm. • Edward C. Allen, 71, Executive Vice President & Chief Financial Officer Shore Bancshares Inc. and of Shore United Bank since June 2016 . Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 40 years experience in community banks. • Donna J. Stevens, 56, Executive Vice President & Chief Operating Officer of Shore Bancshares Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking. • Charles E. Ruch Jr., 58, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T’s Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983. • Michael T. Cavey, 60 , Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. • Jennifer M. Joseph; 50, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management. • W. David Morse, 57, Executive Vice President and Legal Counsel of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC. 24